Exhibit 10.1

AMENDMENT TO
CREDIT AGREEMENT AND WAIVER

This AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Agreement”) dated as of May 9, 2014 is entered into by and among INTERSECTIONS INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto and each of the Guarantors (as defined in the Credit Agreement described below) signatory hereto.  Each capitalized term used and not otherwise defined in this Agreement has the definition specified in the Credit Agreement described below.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 15, 2012 (as herein amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, each of the Guarantors has entered into the Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has informed the Administrative Agent that it projects the financial statements which the Borrower must provide under Section 6.01(b) of the Credit Agreement for the Measurement Period ended March 31, 2014 and the accompanying Compliance Certificate which the Borrower must provide under Section 6.02(b) of the Credit Agreement will disclose that the Borrower did not attain the minimum Consolidated Fixed Charge Coverage Ratio required under Section 7.11(b) of the Credit Agreement for the Measurement Period ended March 31, 2014 (such failure to comply, the “Projected Default”) and has requested that the Administrative Agent and the Lenders waive the Projected Default;

WHEREAS, the Administrative Agent and each of the Lenders are willing to waive the Projected Default on the terms and conditions contained in this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.           Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower set forth herein, the Credit Agreement is hereby amended as follows:

(a)           Clause (i) of Section 2.01(a) of the Credit Agreement is hereby amended to read as follows:

“(i) the Total Outstandings shall not exceed (A) $1 for the period from May 9, 2014 until the date when the Administrative Agent, the Lenders and the Borrower shall have entered into an amendment to this Agreement providing for such restructured or additional financial covenants and amended Maturity Date and Aggregate Commitments as shall be reasonably satisfactory to the Administrative Agent and (B) thereafter, the Aggregate Commitments, and”

(b)           Clause (x) of Section 2.03(a)(i) of the Credit Agreement is hereby amended to read as follows:

“(x) the Total Outstandings shall not exceed (Y) $1 for the period from May 9, 2014 until the date when the Administrative Agent, the Lenders and the Borrower shall have entered into an amendment to this Agreement providing for such restructured or additional financial covenants and amended Maturity Date and Aggregate Commitments as shall be reasonably satisfactory to the Administrative Agent and (Z) thereafter, the Aggregate Commitments,”

(c)           Clause (i) of Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

“(i) the Total Outstandings shall not exceed (A) $1 for the period from May 9, 2014 until the date when the Administrative Agent, the Lenders and the Borrower shall have entered into an amendment to this Agreement providing for such restructured or additional financial covenants and amended Maturity Date and Aggregate Commitments as shall be reasonably satisfactory to the Administrative Agent and (B) thereafter, the Aggregate Commitments, and”

2.           Waiver.  Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Administrative Agent and the Lenders signatory hereto hereby waive, effective retroactively to the Measurement Period ending March 31, 2014, the Projected Default.

The waiver set forth in this Section 2 is limited to the extent specifically set forth above and shall in no way serve to waive any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of the Borrower, other than as expressly set forth above.  The Borrower hereby consents, acknowledges and agrees to the waiver set forth herein and hereby confirms and ratifies in all respects the Credit Agreement as amended hereby and the enforceability of such Credit Agreement against the Borrower in accordance with its terms.

3.           Conditions Precedent.  This Agreement and waiver and amendment provided herein shall become effective upon the execution hereof by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

4.           Consent of the Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

5.           Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)           The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)           Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has or could reasonably be expected to have a Material Adverse Effect;

(c)           This Agreement has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and general principles of equity; and

(d)           After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

6.           Entire Agreement.  This Agreement, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7.           Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

9.           Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Section 10.13 of the Credit Agreement.

10.           Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11.           References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated (except as set forth in Section 2 herein).

12.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to Credit Agreement and Waiver to be executed as of the date first above written.

BORROWER:

INTERSECTIONS INC.

By:
Name:
Title:

AMENDMENT AND WAIVER TO CREDIT AGREEMENT
Signature Page

GUARANTORS:

CAPTIRA ANALYTICAL, LLC

By:
Name:
Title:

CREDITCOMM SERVICES LLC

By:
Name:
Title:

INTERSECTIONS ARIZONA HOLDINGS INC.

By:
Name:
Title:

INTERSECTIONS BUSINESS INTELLIGENCE SERVICES LLC

By:
Name:
Title:

INTERSECTIONS BUSINESS SERVICES LLC
By:
Name:
Title:

INTERSECTIONS HEALTH SERVICES, INC.
By:
Name:
Title:

AMENDMENT AND WAIVER TO CREDIT AGREEMENT
Signature Page

INTERSECTIONS INSURANCE SERVICES INC.
By:
Name:
Title:

INTERSECTIONS BUSINESS SERVICES LLC
By:
Name:
Title:

INTERSECTIONS MARKETING SERVICES INC.
By:
Name:
Title:

NET ENFORCERS, INC.
By:
Name:
Title:

INTERSECTIONS HOLDINGS INC.
By:
Name:
Title:

I4C INNOVATIONS INC.
By:
Name:
Title:

INTERSECTIONS ENTERPRISES INC.
By:
Name:
Title:

AMENDMENT AND WAIVER TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

AMENDMENT AND WAIVER TO CREDIT AGREEMENT
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swingline Lender

By:
Name:
Title:

AMENDMENT AND WAIVER TO CREDIT AGREEMENT
Signature Page